FELLOW SHAREHOLDERS:                                               May 14, 2001

       Dramatic shifts in the U. S. economy have contributed to a difficult period for stock investors. The S&P 500, representing large-capitalization stocks, lost 12.07% during the six months ended April 30, 2001. Medium-sized companies fared somewhat better, with the S&P MidCap 400--representing 400 companies with an average market capitalization of $2 billion--losing 1.40% during the same period. Small-capitalization growth companies, represented by the Russell 2000 Growth Index, fell 17.34%.

       Underlying the market's volatility and overall weakness is the dramatic slowdown in the economy. Gross domestic product (GDP) grew a mere 1% in the fourth quarter of 2000 and an estimated 2% for the quarter ended March 31, 2001. By comparison, the fourth quarter GDP growth in 1999 was 8.3%. In this environment, a large number of companies reported lower-than-expected quarterly earnings and the 12-month earnings outlook for S&P 500 companies was revised downwards.

       The downward earnings revisions caused stock prices to fall. Growth stocks, which typically trade at higher price-to-earnings ratios compared to the market average, suffered the greatest declines. For example, the Russell 2000 Growth Index total return was -26.36% for the five months ended March 31st, compared to -8.89% for the broader-based Russell 2000 Index. Declines in high-growth emerging technology and Internet stocks were further exacerbated by a cyclical downturn in the technology sector, reflected in the 45.39% drop in the NASDAQ Composite during the same five month period.

       Investor uncertainty about whether the economy might slip into a recession-and whether or not the Federal Reserve was acting aggressively enough to engineer a "soft" landing-was another factor affecting the market's extreme volatility in recent months. Higher energy prices and the ongoing energy crisis in California may also have contributed to the market's decline during the first three months of the year. During the winter months, natural gas prices had risen nearly three-fold compared to a year earlier, acting as a tax on consumer spending.

A BRIGHTER OUTLOOK AHEAD

       The economic picture in early April was not considerably brighter than it was at the start of the year. The employment report released on April 6 showed a net loss in jobs for the first time since the start of this current slowdown. On the same day, California's largest electric utility, Pacific Gas & Electric, filed for bankruptcy. However, most market indexes recovered ground during the month. The S&P 500 rose 7.77% in April, while the Russell 2000 Growth Index gained 12.24%.

       Several factors contributed to the market's rebound. First, the 2% GDP growth recorded in the first quarter was stronger than the 0% to 1% growth rate that many observers had been expecting. While later revisions may push this figure lower, the report suggested that the U. S. economy was not as weak as some had envisioned.

       A second factor is that the Federal Reserve's aggressive easing of monetary policy will likely result in stronger economic activity in the second half of the year. Since the beginning of the year, the Federal Open Market Committee ("FOMC") has lowered short-term interest rates a full 2%. The most recent rate cut in late April, had a direct effect on the stock market and may indicate a new willingness by the Federal Reserve to recognize the importance of stable financial markets to the economic recovery. Equally important, the passage of proposed tax legislation would be favorable for the economy. At the end of April, both the House and the Senate passed tax bills that provide a substantial portion of President Bush's requested tax relief, paving the way for a compromise resolution of between $1.2 trillion and $1.6 trillion, including retroactive tax cuts for this year.

       The fixed-income markets appear to be pricing in stronger growth in the second half of the year, evidenced by the recent increase in yields on long-term bonds, which rose to 5.75% at the end of April. The yield relationship between short-term and long-term bonds has now reverted to the "normal" pattern.

LOOKING AHEAD

       In selecting individual securities, Fred Alger Management, Inc. focuses on companies with strong fundamentals that offer significant price appreciation potential. We believe that the current environment of lower interest rates combined with favorable fiscal policies will result in a reacceleration in corporate earnings during the latter part of 2001, with technology stocks potentially improving somewhat later in this period. We believe that our two-pronged approach to investment selection, combining bottom-up analysis of individual companies with a top-down evaluation of macro-economic factors, helps position our investment portfolios to weather market and economic cycles while continuing to provide exposure to opportunities for long-term capital appreciation.


Respectfully submitted,

/s/ David D. Alger
------------------
David D. Alger
President

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2001

 SHARES                                                   VALUE
----------  COMMON STOCKS--5.9%                       ------------
            AEROSPACE--2.8%
119,500     General Dynamics Corporation ..........   $  9,211,060
 90,600     United Technologies Corporation .......      7,074,048
                                                      ------------
                                                        16,285,108
                                                      ------------
            BIO-TECHNOLOGY
              RESEARCH &
              PRODUCTION--2.8%
209,800     Amgen Inc.* ...........................     12,827,172
 74,400     Celgene Corporation*+ .................      1,314,648
 43,200     IDEC Pharmaceuticals Corporation*......      2,125,440
                                                      ------------
                                                        16,267,260
                                                      ------------
            CABLE--2.5%
337,050     Comcast Corp., Cl. A Special* .........     14,799,865
                                                      ------------
            COMMUNICATION
              EQUIPMENT--1.7%
592,800     Cisco Systems, Inc.* ..................     10,065,745
                                                      ------------
            COMMUNICATIONS
              TECHNOLOGY--6.4%
296,650     AOL Time Warner Inc.* .................     14,980,825
657,650     Nokia Corporation, ADR ................     22,485,054
                                                      ------------
                                                        37,465,879
                                                      ------------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--2.3%
153,600     EMC Corporation* ......................      6,082,560
431,000     Sun Microsystems, Inc.* ...............      7,378,720
                                                      ------------
                                                        13,461,280
                                                      ------------
            COMPUTER SERVICES--5.4%
112,500     Amdocs Limited* .......................      6,626,250
496,800     eBay Inc.* ............................     25,078,464
                                                      ------------
                                                        31,704,714
                                                      ------------
            COMPUTER SOFTWARE--5.3%
269,550     Intuit Inc.* ..........................      8,636,382
234,800     Microsoft Corporation* ................     15,907,700
182,300     Openwave Systems Inc.* ................      6,309,403
                                                      ------------
                                                        30,853,485
                                                      ------------
            CONGLOMERATE--6.2%
488,700     General Electric Company ..............     23,716,611
233,200     Tyco International Ltd. ...............     12,445,884
                                                      ------------
                                                        36,162,495
                                                      ------------
            ENERGY & ENERGY
              SERVICES--5.3%
190,050     Calpine Corporation* ..................     10,830,950
111,800     Duke Energy Corporation ...............      5,227,768
146,000     Nabors Industries, Inc.*+ .............      8,704,520
122,550     Transocean Sedco Forex Inc. ...........      6,652,014
                                                      ------------
                                                        31,415,252
                                                      ------------
            FINANCIAL SERVICES--16.9%
241,300     Bank of New York Company, Inc. (The) ..     12,113,260
544,616     Citigroup Inc. ........................     26,767,875
185,600     Marsh & McLennan Companies, Inc........     17,899,264
222,800     Merrill Lynch & Co., Inc. .............     13,746,760
272,000     Morgan Stanley Dean Witter & Co. ......     17,078,880
405,550     Schwab (Charles) Corporation (The).....      8,029,890
 30,800     State Street Corporation ..............      3,196,424
                                                      ------------
                                                        98,832,353
                                                      ------------
            FOOD & BEVERAGES--3.0%
351,100     Philip Morris Companies Inc. ..........     17,593,621
                                                      ------------
            FOOD CHAINS--3.0%
323,200     Safeway Inc.* .........................     17,549,760
                                                      ------------
            HEALTH CARE ADMIN SVCS--2.5%
218,700     Cardinal Health, Inc. .................     14,740,380
                                                      ------------
            INDUSTRIAL EQUIPMENT--1.5%
167,200     Waters Corporation* ...................      8,727,840
                                                      ------------

            INSURANCE--4.3%
310,050     American International Group, Inc. ....     25,362,090
                                                      ------------
            PHARMACEUTICALS--12.7%
251,300     American Home Products
              Corporation .........................     14,512,575
155,800     AmeriSource Health Corporation
              Cl. A*+ .............................      8,413,200
160,500     Baxter International Inc. .............     14,629,575
202,950     Eli Lilly and Company .................     17,250,750
 78,800     Forest Laboratories, Inc.* ............      4,818,620
348,700     Pfizer Inc. ...........................     15,098,710
                                                      ------------
                                                        74,723,430
                                                      ------------
            RETAIL--11.3%
120,950     Best Buy Co., Inc.* ...................      6,658,297
459,050     Home Depot, Inc. ......................     21,621,255
373,275     Target Corporation ....................     14,352,424
 99,100     Toys "R" Us, Inc.* ....................      2,457,680
410,650     Wal-Mart Stores, Inc. .................     21,247,031
                                                      ------------
                                                        66,336,687
                                                      ------------
            Total Common Stocks
            (Cost $590,629,913)....................    562,347,244
                                                      ------------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2001

  PRINCIPAL
    AMOUNT                                           VALUE
------------- SHORT-TERM INVESTMENTS--6.3%       ------------
              U.S. GOVERNMENT & AGENCY
                OBLIGATIONS--4.3%
              Federal Home Loan Banks,
 $ 4,100,000    4.25%, 5/8/01 .................. $  4,096,612
  14,300,000    4.27%, 5/11/01 .................   14,283,039
     500,000    4.31%, 5/11/01 .................      499,401
   6,400,000    4.33%, 5/15/01 .................    6,389,223
                                                 ------------
              Total U.S. Government & Agency
               Obligations (Cost $25,268,275)... $ 25,268,275
                                                 ------------

  SHARES
----------
             OTHER SHORT-TERM
              INVESTMENTS--2.0%
11,445,171   Securities Lending Quality Trust
              (Cost $11,445,171) (b)...........    11,445,171
                                                -------------
Total Short-Term Investments
 (Cost $36,713,446)............................    36,713,446
                                                -------------
Total Investments
 (Cost $627,343,359) (a).............. 102.2%     599,060,690
Liabilities in Excess of Other Assets.  (2.2)     (12,886,696)
                                       -----    -------------
Net Assets ........................... 100.0%   $ 586,173,994
                                       =====    =============
--------
*    Non-income producing security.
+    Securities partially or fully on loan.
(a) At April 30, 2001, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $627,343,359, amounted to $28,282,669 which consisted of aggregate gross unrealized appreciation of $37,924,073 and aggregate gross unrealized depreciation of $66,206,742.

(b) Represents investment of cash collateral received for securities on loan.


                      See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2001


ASSETS:
 Investments in securities, at value (cost $627,343,359), see accompanying
  schedule of investments ................................................                     $  599,060,690
 Cash ....................................................................                             45,893
 Receivable for investment securities sold ...............................                          1,108,672
 Receivable for shares of beneficial interest sold .......................                            558,523
 Dividends and interest receivable .......................................                            172,375
 Prepaid expenses ........................................................                             66,990
                                                                                               --------------
   Total Assets ..........................................................                        601,013,143
LIABILITIES:
 Payable for securities loaned ...........................................    $11,445,171
 Payable for shares of beneficial interest redeemed ......................      2,428,710
 Investment advisory fees payable ........................................        706,567
 Shareholder servicing fees payable ......................................        117,761
 Trustees' fees payable ..................................................          3,979
 Accrued expenses ........................................................        136,961
                                                                              -----------
   Total Liabilities .....................................................                         14,839,149
                                                                                               --------------
NET ASSETS ...............................................................                     $  586,173,994
                                                                                               ==============
NET ASSETS CONSIST OF:
 Paid-in capital .........................................................                     $  764,621,115
 Undistributed net investment income (accumulated loss) ..................                        (23,616,660)
 Undistributed net realized loss .........................................                       (126,547,792)
 Net unrealized depreciation .............................................                        (28,282,669)
                                                                                               --------------
NET ASSETS ...............................................................                     $  586,173,994
                                                                                               ==============
Class A
 Net Asset Value Per Share ...............................................                     $         7.59
                                                                                               ==============
 Offering Price Per Share ................................................                     $         8.05
                                                                                               ==============
Class N
 Net Asset Value and Offering Price Per Share ............................                     $         7.59
                                                                                               ==============
Shares of beneficial interest outstanding-Note 5
 Class A .................................................................                          2,220,937
                                                                                               ==============
 Class N .................................................................                         75,019,147
                                                                                               ==============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2001


INVESTMENT INCOME:
 Income:
  Interest ...............................................................                        $    1,444,080
  Dividends ..............................................................                             1,985,322
                                                                                                  --------------
   Total Income ..........................................................                             3,429,402

 Expenses:
  Investment advisory fees-Note 2(a) .....................................    $    5,032,586
  Shareholder servicing fees-Note 2(f) ...................................           838,764
  Custodian and transfer agent fees ......................................            99,947
  Registration fees ......................................................            44,973
  Shareholder reports ....................................................            38,150
  Trustees' fees .........................................................            23,803
  Professional fees ......................................................            15,489
  Miscellaneous ..........................................................            37,101
                                                                              --------------
   Total Expenses ........................................................                             6,130,813
                                                                                                  --------------
NET INVESTMENT LOSS ......................................................                            (2,701,411)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ........................................      (119,629,716)
 Net change in unrealized appreciation (depreciation) of investments .....       (79,433,691)
                                                                              --------------
   Net realized and unrealized (loss) on investments .....................                          (199,063,407)
                                                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................................                        $ (201,764,818)
                                                                                                  ==============


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                   ENDED APRIL 30,      YEAR ENDED
                                                                                         2001          OCTOBER 31,
                                                                                     (UNAUDITED)           2000
                                                                                  ----------------- -----------------
Net investment loss .............................................................  $   (2,701,411)    $ (12,057,128)
Net realized gain (loss) on investments .........................................    (119,629,716)       40,829,147
Net change in unrealized appreciation (depreciation) of investments .............     (79,433,691)      (78,674,225)
                                                                                   --------------     -------------
    Net decrease in net assets resulting from operations ........................    (201,764,818)      (49,902,206)
Distributions to shareholders:
 Net realized gains
  Class A .......................................................................      (1,037,067)               --
  Class N .......................................................................     (49,987,230)      (49,922,049)
                                                                                   --------------     -------------
   Total distributions to shareholders ..........................................     (51,024,297)      (49,922,049)
                                                                                   --------------     -------------
Increase (decrease) from shares of beneficial interest transactions:
 Class A ........................................................................       7,222,665        16,980,068
 Class N ........................................................................     (59,102,541)      425,031,614
                                                                                   --------------     -------------
Net increase (decrease) from shares of beneficial interest transactions-Note 5 ..     (51,879,876)      442,011,682
                                                                                   --------------     -------------
    Total increase (decrease) in net assets .....................................    (304,668,991)      342,187,427
Net assets:
 Beginning of period ............................................................     890,842,985       548,655,558
                                                                                   --------------     -------------
 End of period (including accumulated net investment losses of
   $23,616,660 and $20,915,249, respectively) ...................................  $  586,173,994     $ 890,842,985
                                                                                   ==============     =============



                       See Notes to Financial Statements.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                             CLASS A (iii)                 CLASS N(i)
                                                                   ----------------------------------   ---------------
                                                                      SIX MONTHS        FOUR MONTHS        SIX MONTHS
                                                                         ENDED             ENDED             ENDED
                                                                       APRIL 30,        OCTOBER 31,        APRIL 30,
                                                                    2001 (ii) (vi)        2000(vi)       2001 (ii) (vi)
                                                                   ----------------   ---------------   ---------------
Net asset value, beginning of period ...........................      $    10.63        $    12.28        $    10.63
                                                                   -------------------------------------------------
Net investment loss ............................................           (0.03)            (0.02)            (0.03)
Net realized and unrealized gain (loss) on investments .........           (2.38)            (1.63)            (2.38)
                                                                   -------------------------------------------------
Total from investment operations ...............................           (2.41)            (1.65)            (2.41)
Distributions from net realized gains ..........................           (0.63)               --             (0.63)
                                                                   -------------------------------------------------
Net asset value, end of period .................................      $     7.59        $    10.63        $     7.59
                                                                   =================================================
Total Return (v) ...............................................          (23.38%)          (13.44%)          (23.38%)
                                                                   =================================================
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ....................      $   16,854        $   14,711        $  569,320
                                                                   =================================================
  Ratio of expenses excluding interest to average
    net assets .................................................            1.83%             1.82%             1.83%
                                                                   =================================================
  Ratio of expenses including interest to average
    net assets .................................................            1.83%             1.82%             1.83%
                                                                   =================================================
  Decrease reflected in above expense ratio due to
    expense reimbursements made pursuant to
    applicable state expense limits ............................              --                 --                --
                                                                   =================================================
  Ratio of net investment loss to average net assets ...........           (0.82%)           (1.05%)           (0.80%)
                                                                   =================================================
  Portfolio Turnover Rate ......................................           63.95%           118.82%            63.95%
                                                                   =================================================
  Amount of debt outstanding at end of period ..................              --                 --                --
                                                                   =================================================
  Average amount of debt outstanding during
    the period .................................................              --        $   63,866                 --
                                                                   =================================================
  Average daily number of shares outstanding during
    the period .................................................      80,046,146        73,398,632        80,046,146
                                                                   =================================================
  Average amount of debt per share during the period ...........              --                 --                --
                                                                   =================================================

--------
 (i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.

 (ii) Unaudited.

(iii) Initially offered July 1, 2000.

 (iv) Amount was computed based on average shares outstanding during the period.

  (v) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value. Returns do not reflect the effect of initial sales charges applicable to Class A shares.

 (vi) Ratios have been annualized, total return has not been annualized.

                       See Notes to Financial Statements.

                                         CLASS N(i)
--------------------------------------------------------------------------------------
                                   YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------
         2000                1999            1998             1997            1996
---------------------- --------------- --------------- ------------------ ------------
$             10.76    $      6.65      $     5.74        $    4.54          $    6.98
--------------------------------------------------------------------------------------
               (0.08)        (0.07)          (0.02)           (0.06)(iv)         (0.08)(iv)
                0.88          4.22            0.98             1.26               0.41
--------------------------------------------------------------------------------------
                0.80          4.15            0.96             1.20               0.33
               (0.93)        (0.04)          (0.05)               -              (2.77)
--------------------------------------------------------------------------------------
$              10.63   $     10.76      $     6.65        $    5.74          $    4.54
======================================================================================
                6.21%        62.66%          16.94%           26.45%             12.68%
======================================================================================

$            876,132   $   548,656      $  193,039        $  84,988          $  11,485
======================================================================================

                1.82%         1.83%           1.90%
====================================================

                1.82%         1.85%           1.96%           2.12%              2.55%
======================================================================================


                  --            --              --              --                .69%
======================================================================================
               (1.29%)       (1.52%)         (1.24%)         (1.06%)            (1.69%)
======================================================================================
              118.82%       102.54%         190.74%         133.98%            197.04%
======================================================================================
                  --            --       $ 705,000
====================================================

          $   63,866   $   986,981      $1,044,096
====================================================

          73,398,632    40,946,839      22,865,292
====================================================
                  --   $      0.02       $    0.05
====================================================

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

            Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

            The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

            The  following  is  a  summary  of  significant  accounting policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At April 30, 2001, the value of securities loaned and collateral received thereon were $11,445,171 and $11,384,832, respectively.

(e) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(f) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

(g) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(h) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(c) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the six months ended April 30, 2001, the Fund incurred fees of approximately $43,000 for services provided by Alger Services and reimbursed Alger Services approximately $20,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(d) BROKERAGE COMMISSIONS--During the six months ended April 30, 2001, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $629,764 in connection with securities transactions.

(e) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(f) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.


NOTE 3-SECURITIES TRANSACTIONS:

            During the six months ended April 30, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $411,573,680 and $425,500,978, respectively.


NOTE 4-LINES OF CREDIT:

            The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the six months ended April 30, 2001, the Fund had no such borrowings.


NOTE 5-SHARE CAPITAL:

            The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

            During the six months ended April 30, 2001, transactions of shares of beneficial interest were as follows:

                                  SHARES           AMOUNT
Class A:                        ---------       -----------
Shares sold ..................  1,578,489       $12,719,313
Dividends reinvested .........    113,855           974,601
Shares redeemed ..............   (855,801)       (6,471,249)
                                 --------       -----------
Net increase .................    836,543       $ 7,222,665
                                 ========       ===========

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                    SHARES             AMOUNT
Class N:                         -----------       -------------
Shares sold ..................    15,455,683        $127,442,545
Dividends reinvested .........     5,619,334          48,101,499
Shares redeemed ..............   (28,493,140)       (234,646,585)
                                 -----------        ------------
Net decrease .................    (7,418,123)       $(59,102,541)
                                 ===========        ============

            During the year ended October 31, 2000, transactions of shares of beneficial interest were as follows:



                                    SHARES             AMOUNT
Class A:                         -----------        ------------
Shares sold ..................     1,409,455        $ 17,276,934
Shares redeemed ..............       (25,061)           (296,866)
                                   ---------        ------------
Net increase .................     1,384,394        $ 16,980,068
                                   =========        ============
Class N:
Shares sold ..................    70,434,783        $931,091,181
Dividends reinvested .........     3,808,211          47,336,055
Shares redeemed ..............   (42,814,895)       (553,395,622)
                                 -----------        ------------
Net increase .................    31,428,099        $425,031,614
                                 ===========        ============

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

SPECTRA FUND

1 World Trade Center
Suite 9333
New York, NY 10048
(800) 711-6141
www.spectrafund.com

BOARD OF TRUSTEES

Fred M. Alger, CHAIRMAN
David D. Alger
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
James P. Connelly, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT ADVISER
Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302-9811

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.




SREP41



                                                                    SPECTRA FUND



                                                             SEMI-ANNUAL REPORT

                                                                  APRIL 30, 2001
                                                                     (UNAUDITED)


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